Shareholders' Equity	12 Months Ended
Jul. 02, 2011
Stockholders Equity [Abstract]
Shareholders' Equity
13. SHAREHOLDERS' EQUITY
     Basic earnings per share has been computed by dividing net earnings by the weighted average number of shares of common stock outstanding for each respective year. Diluted earnings per share has been computed by dividing net earnings by the weighted average number of shares of common stock outstanding during those respective years adjusted for the dilutive effect of stock options outstanding using the treasury stock method.
     A reconciliation of the numerators and the denominators of the basic and diluted earnings per share computations for the periods presented follows:

		2010
	2011	(53 Weeks)	2009
	(In thousands, except for share and per share data)
Numerator:
Net earnings	$1,152,030	$1,179,983	$1,055,948

Denominator:
Weighted-average basic shares outstanding	586,526,142	592,157,221	595,127,577
Dilutive effect of share-based awards	2,165,404	1,432,821	941,627

Weighted-average diluted shares outstanding	588,691,546	593,590,042	596,069,204

Basic earnings per share:	$1.96	$1.99	$1.77

Diluted earnings per share:	$1.96	$1.99	$1.77

     The number of options that were not included in the diluted earnings per share calculation because the effect would have been anti-dilutive was approximately 50,700,000, 58,200,000 and 63,000,000 for fiscal 2011, 2010 and 2009, respectively.
     Dividends declared were $604.5 million, $585.7 million and $557.5 million in fiscal 2011, 2010 and 2009, respectively. Included in dividends declared for each year were dividends declared but not yet paid at year-end of approximately $155.0 million, $148.0 million and $142.0 million in fiscal 2011, 2010 and 2009, respectively.